Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED

Portions of this exhibit indicated by “(**)” have been omitted pursuant to a request for confidential treatment and such omitted portions have been filed separately with the Securities and Exchange Commission.

COVENANT NOT TO COMPETE

THIS COVENANT NOT TO COMPETE (this “Agreement”) is made and effective as of the              day of             , 2008 (the “Closing Date”), between (*NAME CONFIDENTIAL*), a resident of the State of (*STATE CONFIDENTIAL*) (“(*NAME CONFIDENTIAL*)”), and (*NAME CONFIDENTIAL*), a Colorado limited liability company (“(*NAME CONFIDENTIAL*)”).

W I T N E S S E T H:

WHEREAS, all of the assets of (*NAME CONFIDENTIAL*) (“(*NAME CONFIDENTIAL*)”) are to be acquired by (*NAME CONFIDENTIAL*) pursuant to a certain Assets Purchase Agreement (the “Purchase Agreement”); and

WHEREAS, (*NAME CONFIDENTIAL*) (hereinafter the “Business”) thereafter will become wholly owned by (*NAME CONFIDENTIAL*) and will continue to conduct the Business in the same manner as such Business has been conducted by (*NAME CONFIDENTIAL*) prior to the Purchase Agreement; and

WHEREAS, (*NAME CONFIDENTIAL*) is the sole owner of (*NAME CONFIDENTIAL*) and has intimate knowledge of the business practices of the Business, which, if exploited by (*NAME CONFIDENTIAL*) in contravention of this Agreement, would seriously, adversely and irreparably affect the interests of (*NAME CONFIDENTIAL*) and the Business and the ability of (*NAME CONFIDENTIAL*) to continue the business of The Business as previously conducted; and

WHEREAS, to induce (*NAME CONFIDENTIAL*) to enter into the Purchase and consummate the other transactions contemplated by the Purchase Agreement, (*NAME CONFIDENTIAL *) has agreed to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the transactions contemplated by the Purchase Agreement and the consideration to be paid to (*NAME CONFIDENTIAL*) in connection with the Purchase Agreement, the above premises, the mutual promises and covenants of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, (*NAME CONFIDENTIAL*) and (*NAME CONFIDENTIAL*), intending to be legally bound, agree as follows:

1. Definitions. As used herein, the following terms shall have the following meanings unless the context otherwise requires:

a. “Area” shall mean a radius of twenty-five (25) miles of the Business located at (*ADDRESS CONFIDENTIAL*).

PAGE INITIALED: MO, (*NAME CONFIDENTIAL*)

CONFIDENTIAL TREATMENT REQUESTED

Portions of this exhibit indicated by “(**)” have been omitted pursuant to a request for confidential treatment and such omitted portions have been filed separately with the Securities and Exchange Commission.

b. “Business” shall mean the operations of (*NAME CONFIDENTIAL*) as conducted as of the Closing Date.

c. “Competing Business” shall mean any business organization of whatever form engaged, either Directly or Indirectly, in any adult entertainment or any business or enterprise which is the same as, or substantially the same as, the Business; excluding, however, (*NAME AND ADDRESS CONFIDENTIAL*); (*NAME AND ADDRESS CONFIDENTIAL*); (*NAME AND ADDRESS CONFIDENTIAL*); (*NAME AND ADDRESS CONFIDENTIAL*); (*NAME AND ADDRESS CONFIDENTIAL*), or any other such business currently owned or controlled, directly or indirectly, by Sellers or in which (*NAME CONFIDENTIAL*) is a shareholder, member, partner, officer or director.

d. “Directly or Indirectly” shall mean (i) acting as an agent, representative, officer, director, or independent contractor of a Competing Business; (ii) participating in any such Competing Business as an owner, partner, limited partner, joint venturer, creditor or shareholder (except as a shareholder holding less than five percent (5%) interest in a corporation whose shares are actively traded on a regional or national securities exchange or in the over-the-counter market); and (iii) communicating to any such Competing Business the names or addresses or any other information concerning any past, present, or identified prospective client or customer of the Business or an entity having title to the goodwill of the Business.

e. “Restricted Period” shall mean the period commencing with the Closing Date and ending on the third (3rd) anniversary thereof.

f. “Confidential Information” shall include any and all information related to the purpose and business of the Business which is proprietary and not general public knowledge, specifically including (but without limiting the generality of the foregoing) any financial statements, appraisals, analysis data, cost analyses or strategies, clients, customer lists, suppliers, the sales price paid by (*NAME CONFIDENTIAL*), or any other matters regarding the Business. Information that is orally disclosed will be considered “Confidential Information” if (*NAME CONFIDENTIAL*) indicates to (*NAME CONFIDENTIAL*) at the time of disclosure the confidential or proprietary nature of the information and provides a written summary of such information to (*NAME CONFIDENTIAL*) within ten (10) days after the initial oral disclosure thereof. Any technical or business information of a third-person furnished or disclosed shall be deemed “Confidential Information” of the Business unless otherwise specifically indicated in writing to the contrary.

2. Agreement Not to Compete. Unless otherwise consented to in writing by (*NAME CONFIDENTIAL*), (*NAME CONFIDENTIAL*) agrees that during the Restricted Period, he will not, within the Area, either Directly or Indirectly, on his own

PAGE INITIALED: MO, (*NAME CONFIDENTIAL*)

CONFIDENTIAL TREATMENT REQUESTED

Portions of this exhibit indicated by “(**)” have been omitted pursuant to a request for confidential treatment and such omitted portions have been filed separately with the Securities and Exchange Commission.

behalf or in the service or on behalf of others, engage in any Competing Business or provide managerial, supervisory, administrative, financial or consulting services or assistance to, or own a beneficial interest (except as a shareholder holding less than five percent (5%) interest in a corporation whose shares are actively traded on a regional or national securities exchange or in the over-the-counter market) in any Competing Business.

3. Agreement Not to Solicit Employees. (*NAME CONFIDENTIAL*) agrees that during the period commencing with the Closing Date and ending on the three (3rd) anniversary thereof, he will not without the prior written consent of (*NAME CONFIDENTIAL*), either Directly or Indirectly, on his own behalf or via sendee or on behalf of others, solicit, divert, or hire away, or attempt to solicit, divert, or hire away from the employment of the Business any Person employed by the Business, whether or not such employee is a full-time employee or temporary employee, whether or not such employment is pursuant to a written agreement, whether or not such employment is for a determined period or is at will and whether or not such employee has voluntarily terminated their employment. Further, (*NAME CONFIDENTIAL*) agrees that he will not, without the prior written consent of (*NAME CONFIDENTIAL*), either Directly or Indirectly, on his own behalf or in the service or on behalf of others, solicit, divert, or hire away, or attempt to solicit, divert, or hire away any entertainers who have performed at the Business during the proceeding six (6) months prior to the Closing Date until one (1) year following the Closing Date. The parties agree that this provision shall not prohibit the continued use of entertainers who currently work with other clubs that are currently owned by (*NAME CONFIDENTIAL*).

4. Confidentiality. (*NAME CONFIDENTIAL*) agrees to hold all Confidential Information of the Business in confidence for so long as (*NAME CONFIDENTIAL*) treats such information as confidential or proprietary, unless otherwise agreed to in writing by the (*NAME CONFIDENTIAL*). During such period (*NAME CONFIDENTIAL *) will use such information solely for the purpose set forth in this Agreement unless otherwise agreed to in writing by (*NAME CONFIDENTIAL*). (*NAME CONFIDENTIAL*) agrees not to copy such Confidential Information of the Business unless otherwise agreed to in writing by the (*NAME CONFIDENTIAL*). (*NAME CONFIDENTIAL*) agrees that he shall not make disclosure of any such Confidential Information to anyone (including subcontractors) except accounting, business, financial and legal advisors of the (*NAME CONFIDENTIAL*) to whom disclosure is necessary for the purposes set forth above. (*NAME CONFIDENTIAL*) shall appropriately notify such advisors that the disclosure is made in confidence and shall be kept in confidence in accordance with this Agreement. The obligations set forth in this Agreement shall be satisfied by (*NAME CONFIDENTIAL*) through the exercise of the same degree of care used to restrict disclosure and use of its own Confidential Information.

PAGE INITIALED: MO, (*NAME CONFIDENTIAL*)

CONFIDENTIAL TREATMENT REQUESTED

Portions of this exhibit indicated by “(**)” have been omitted pursuant to a request for confidential treatment and such omitted portions have been filed separately with the Securities and Exchange Commission.

5. Remedies.

a. (*NAME CONFIDENTIAL*) acknowledges and agrees that, by virtue of his relationship with the Business, great loss and irreparable damage would be suffered by (*NAME CONFIDENTIAL*), including, without limitation, damage to the goodwill and proprietary interests of (*NAME CONFIDENTIAL*), if (*NAME CONFIDENTIAL*) should breach or violate any of the terms or provisions of the covenants and agreements set forth in Sections 2, 3 and/or 4 hereof. (*NAME CONFIDENTIAL*) further acknowledges that (*NAME CONFIDENTIAL*) has examined in detail such restrictive covenants and agreements and agrees that the restraints imposed thereby on (*NAME CONFIDENTIAL*) are reasonable in the sense that they are no greater than are necessary to protect the goodwill of the Business invested in by (*NAME CONFIDENTIAL*) pursuant to the Purchase Agreement and to protect (*NAME CONFIDENTIAL*) in its legitimate business interests, and the restrictive covenants and agreements are reasonable in the sense that they are not unduly harsh or oppressive.

b. The parties acknowledge and agree that any breach of Sections 2, 3 and/or 4 of this Agreement by (*NAME CONFIDENTIAL*) would result in irreparable injury to (*NAME CONFIDENTIAL*), and therefore (*NAME CONFIDENTIAL*) agrees and consents that (*NAME CONFIDENTIAL*) shall be entitled to a temporary restraining order and a permanent injunction to prevent a breach or contemplated breach of any of the covenants or agreements of (*NAME CONFIDENTIAL*) contained herein.

c. In addition, (*NAME CONFIDENTIAL*) shall be entitled, upon any breach of Sections 2, 3 and/or 4 of this Agreement by (*NAME CONFIDENTIAL*), to demand an accounting and repayment of all profits and other monetary compensation realized by (*NAME CONFIDENTIAL*), directly or through any Competing Business controlled by (*NAME CONFIDENTIAL*), as a result of any such breach.

d. The rights of (*NAME CONFIDENTIAL*) under this Section 5 shall not be in limitation or in lieu of any and all other remedies that may be available to (*NAME CONFIDENTIAL*) under the Purchase Agreement or any other agreement, document or instrument provided for therein, or other remedies otherwise available at law or in equity. The existence of any claim, demand, action or cause of action against (*NAME CONFIDENTIAL*) whether predicated upon this Agreement or otherwise, shall not constitute a defense to the enforcement by (*NAME CONFIDENTIAL*) of any then valid covenants or agreements herein.

6. Severability. (*NAME CONFIDENTIAL*) agrees that the covenants and agreements contained in Sections 2, 3, 4 and 5 of this Agreement are of the essence of this Agreement; that each such covenant was agreed to by (*NAME CONFIDENTIAL*) and (*NAME CONFIDENTIAL*) as part of the transactions contemplated by the Purchase Agreement; that (*NAME CONFIDENTIAL*) has received good, adequate and

PAGE INITIALED: MO, (*NAME CONFIDENTIAL*)

CONFIDENTIAL TREATMENT REQUESTED

Portions of this exhibit indicated by “(**)” have been omitted pursuant to a request for confidential treatment and such omitted portions have been filed separately with the Securities and Exchange Commission.

valuable consideration for each of such covenants; that each of such covenants is reasonable and necessary to protect and preserve the interests and properties of (*NAME CONFIDENTIAL*); that irreparable loss and damage will be suffered by (*NAME CONFIDENTIAL*) should (*NAME CONFIDENTIAL*) breach any of such covenants and agreements; that each of such covenants and agreements is separate, distinct and severable not only from the other of such covenants and agreements but also from other and remaining provisions of this Agreement; and, that the invalidity or unenforceability of any such covenant or agreement shall not affect the validity or enforceability of any other such covenants or agreements or any other provision or provisions of this Agreement unless expressly stated herein. Further, if any provision of this Agreement is ruled invalid or unenforceable by a court of competent jurisdiction because of a conflict between such provision and any applicable law or public policy, such provision shall be redrawn by such court to the extent required to make such provision consistent with, and valid and enforceable under, such law or public policy, and as redrawn may be enforced against (*NAME CONFIDENTIAL*).

7. Tolling. In the event that (*NAME CONFIDENTIAL*) should breach any or all of the covenants set forth in Sections 2, 3 and/or 4 hereof, the running of the period of the restrictions set forth in such section or sections breached shall be tolled during the continuation(s) of any breach or breaches by (*NAME CONFIDENTIAL*), and the running of the period of such restrictions shall commence or commence again only upon compliance by (*NAME CONFIDENTIAL*) with the terms of the applicable section or sections breached.

8. Consideration. In consideration for (*NAME CONFIDENTIAL*) compliance with his obligations under this Agreement, and as part of the transactions contemplated by the Purchase Agreement, (*NAME CONFIDENTIAL*) shall receive from (*NAME CONFIDENTIAL*) the sum of Five Thousand ($5,000.00) Dollars in cash on the Closing Date, and such other consideration provided for in the Purchase Agreement. Further, (*NAME CONFIDENTIAL*) acknowledges and agrees that the terms of this Agreement contained herein are reasonable in light of the good, adequate and valuable consideration which (*NAME CONFIDENTIAL*) shall receive pursuant to the Purchase Agreement.

9. Waiver. The waiver by either party of any breach of this Agreement by the other party shall not be effective unless in writing, and no such waiver shall operate or be construed as the waiver of the same or another breach on a subsequent occasion.

10. Venue/Jurisdiction. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of (*STATE CONFIDENTIAL*) without giving effect to any choice or conflict of law provision or rule (whether of the State of (*STATE CONFIDENTIAL*) or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of (*STATE CONFIDENTIAL*). The parties agree that (*CITY AND STATE CONFIDENTIAL*)

PAGE INITIALED: MO, (*NAME CONFIDENTIAL*)

CONFIDENTIAL TREATMENT REQUESTED

Portions of this exhibit indicated by “(**)” have been omitted pursuant to a request for confidential treatment and such omitted portions have been filed separately with the Securities and Exchange Commission.

and the federal and state courts located therein shall be the exclusive venue for any action arising out of or relating to this Agreement and each party agrees to the personal jurisdiction of such courts.

11. Amendment. No amendment or modification of this Agreement shall be valid or binding upon (*NAME CONFIDENTIAL*) or (*NAME CONFIDENTIAL*) unless made in writing and signed by the parties hereto.

12. Captions and Section Headings. Captions and section headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

13. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have duly been given if delivered or if mailed, by United States certified or registered mail, prepaid to the party to which the same is directed at the following addresses (or at such other addresses as shall be given in writing by the parties to one another):

a.	If to (*NAME CONFIDENTIAL*):

(*NAME AND ADDRESS CONFIDENTIAL*)

With copies to:

(*NAME AND ADDRESS CONFIDENTIAL*)

b.	If to (*NAME CONFIDENTIAL*):

(*NAME CONFIDENTIAL*)

Troy Lowrie

390 Union Blvd., Suite 540

Lakewood, CO 80228

With a copy to:

Mike Ocello

1401 Mississippi Avenue #10

Sauget, IL 62201

Martin A. Grusin

PAGE INITIALED: MO, (*NAME CONFIDENTIAL*)

CONFIDENTIAL TREATMENT REQUESTED

Portions of this exhibit indicated by “(**)” have been omitted pursuant to a request for confidential treatment and such omitted portions have been filed separately with the Securities and Exchange Commission.

780 Ridge Lake Boulevard

Suite 202

Memphis, TN 38120

Facsimile: (901) 682-3590

Notices delivered in person shall be effective on the date of delivery. Notices delivered by mail as aforesaid shall be effective upon the third calendar day subsequent to the postmark date thereof.

14. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed original, but all of which together shall constitute one and the same instrument.

15. Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to its subject matter and any and all prior agreements, understandings or representations with respect to the subject matter hereof are terminated and canceled in their entirety and are of no further force or effect, but specifically excluding the Purchase Agreement and the agreements, documents and instruments provided for therein.

IN WITNESS WHEREOF, (*NAME CONFIDENTIAL*) and (*NAME CONFIDENTIAL*) have each executed and delivered this Agreement as of the date first written above.

/s/ (*NAME CONFIDENTIAL*)
(*NAME CONFIDENTIAL*)

(*NAME CONFIDENTIAL*), A ~~Colorado~~ HANDWRITTEN: *STATE CONFIDENTIAL*) limited liability company

By:	/s/ Micheal Ocello
Title:	Vice President

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